WESTWOOD
HOLDINGS GROUP, INC.®

Bank of America
Merrill Lynch

WHG
LISTED
NYSE

2010 Smid Cap Conference June 9, 2010 Brian O. Casey President & Chief Executive Officer Susan M. Byrne Chairman & Chief Investment Officer Exhibit 99.1

Forward – Looking Statements
Statements in this presentation that are not purely historical facts, including statements about our expected future financial position, preliminary estimates, results of operations or cash flows, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,”
“intend,” “should,” “could,” “goal,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended.  Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-
looking statements due to a number of factors, including, without limitation, those set forth below:
•
our ability to identify and successfully market services that appeal to our customers;
•
the significant concentration of our revenues in four of our customers;
•
our relationships with investment consulting firms;
•
our relationships with current and potential customers;
•
our ability to retain qualified personnel;
•
our ability to successfully develop and market new asset classes;
•
our ability to maintain our fee structure in light of competitive fee pressures;
•
competition in the marketplace;
•
downturn in the financial markets;
•
the passage of legislation adversely affecting the financial services industries;
•
interest rates;
•
changes in our effective tax rate;
•
our ability to maintain an effective system of internal controls; and
•
the other risks detailed from time to time in our SEC reports.
Additional factors that could cause our actual results to differ materially from our expectations are discussed under the section entitled “Risk Factors”
in our Form 10-K for the year ended December 31, 2009, which together with our other filings can be viewed at www.sec.gov. You should not unduly rely on these forward-looking statements. Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements.

Agenda I. Firm Overview II. Investment Process & Products III. Growth Opportunities IV. Financial Highlights V. Summary

Firm Overview

WESTWOOD®

As of March 31, 2010:

- Revenue (TTM): $47.6 million
- AUM: $10.6 billion
- Stock price[1]: $35.40
- Equity market cap[1]: $265 million
- Liquid balance sheet; no debt
- Stock ownership
  - Employees & Directors: 35%
  - Institutional holdings: 60%
- Dividends declared since 2002: $57 million

Westwood Overview
• Asset management firm focused on Value & Income products
• Serving institutional, private client and mutual fund investors since 1983
• Track record of providing strong long-term risk-adjusted returns
• Client-centered culture; interests aligned with equity-based incentives
• Publicly traded since 2002 (NYSE : WHG)

1
as of June 2, 2010

Westwood Holdings Group, Inc.
Westwood Management
Westwood Trust
WHG Funds

Product Distribution
• Separately managed portfolios
• Sub-Advisory
• Collective funds
• Targeted consultant
relationships
• Plan sponsor direct marketing
• Enhanced Balanced asset
allocation model
• Commingled funds
• Separately managed portfolios
• Client referrals
• Third party referral sources
• Local community involvement
• Capped expense ratios
• Institutional share class
• Defined contribution plans
• Other institutions
• A share class
• Mutual fund supermarkets
• DC consultants
• Private Wealth Advisors
• Media

Distribution Channels
Private Wealth Mutual Funds
Institutional
TM

Investment Process & Products

Overview of Investment Process
Qualities that Westwood analysts look for in securities:
•
Strong free cash flow characteristics
•
Stable to improving return on equity
•
Improving balance sheet
•
Upside earnings surprise without corresponding change in consensus estimates
• Idea generation
• Proprietary fundamental research
• Make buy & sell recommendations
• Led by senior analysts
• Weekly due diligence meetings to review analyst recommendations
• Approved securities move to list of portfolio candidates
• At least one member from each Research Group
• Weekly meetings to review portfolio and new names
• Makes buy and sell decisions and manages portfolio risk

Research
Analysts
4 Research
Groups
Portfolio
Teams

Investment Performance vs. Benchmark
Performance through 3/31/10
1-Year
Trailing
3-Year
Trailing
5-Year
Trailing
Since
Inception
LargeCap Value
(Inception: 1/1/87)
42.2% -3.0% 4.7% 11.9%
Russell 1000 Value
53.6% -7.3% 1.1% 9.9%
SMidCap Value
(Institutional Inception: 1/1/02)*
57.3% 3.2% 11.1% 14.6%
Russell 2500 Value
67.2% -5.1% 3.1% 7.5%
SmallCap Value
(Inception: 1/1/04)
51.3% -3.9% 5.5% 8.3%
Russell 2000 Value 65.1% -5.7% 2.8% 4.9%
AllCap Value
(Inception: 7/1/02)
44.3% -3.7% 4.6% 7.4%
Russell 3000 Value 54.5% -7.2% 1.2% 4.7%
Income Opportunity
(Inception: 1/1/03)
24.2% 2.2% 6.1% 9.5%
25% S&P 500 / 25% NAREIT / 25% 10-Year Treasury / 25% T-Bills 32.3% -0.3% 4.4% 6.5%
Balanced
(Inception: 1/1/87)
27.1% 0.9% 5.3% 10.5%
60% S&P 500 / 40% Barclays Capital Government/Credit
31.6% 0.2% 3.5% 8.9%
Core Fixed Income
(Inception: 1/1/85)
6.4% 7.0% 5.9% 8.3%
Barclays Capital Government/Credit 7.5% 5.8% 5.2% 8.0%
Our investment teams have delivered excess returns across Value & Income products

*Closed to new investors.  Performance provided reflects the institutional track record which started January 1, 2002.  In 2001, Westwood transitioned a midcap core equity strategy to the institutional SMidCap strategy.  The midcap core portfolio was exclusively offered to private clients of Westwood's Trust Company.  This change occurred as a result of the increased demand we observed by institutional investors.  January
1, 2002 reflects the inception of the institutional SMidCap Equity strategy.  The true inception date of the composite is 7/1/97.  This strategy has consistently adhered to Westwood's investment process and philosophy.

disclosures or visit http://westwoodgroup.com/disclaimers.pdf.  The disclosures provided are considered an integral part of this presentation. Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All
Rights Reserved.
Past performance is not a guarantee of future
returns.
Returns are preliminary and are subject to
change.
Performance provided is gross of management fees.  Please see appendix for full performance

• Lower quality, higher beta and smaller capitalization stocks led the charge in 2009 while high-quality
LargeCap companies lagged significantly
• Companies with the best businesses, High FCF yield and ROE were among the worst performers for the year
• It’s nearly a reverse situation than the one that prevailed in 2008
Source: Bank of America Merrill Lynch US Quantitative Strategy, S&P
Universe based on the S&P500
Performance Ranked by Quality Indices Performance Ranked by Characteristics
Source: Bank of America Merrill Lynch US Quantitative Strategy, S&P
ML US Universe based on 1600 stocks
High-quality stocks
Low-quality stocks
Low-Quality Stocks Drove The 2009 Market Rally

0 20 40 60 80 100 120 140
A
A+
A-
B+ or Better
B+
B
B or Worse
Not Ranked
B-
C&D
0 20 40 60 80 100 120 140
Dividend Yield
Upward EPS Est. Revision
Return on Capital
ROE (1-Yr Average)
Low PE to Growth
Trailing Earnings Yield
Low Price/Cash Flow
Low Price
Small Size
BETA
Past performance is neither a guarantee nor a reliable indicator of future performance.

-80%
-40%
0%
40%
80%
120%
160%
200%
240%
Source: Bank of America Merrill Lynch US Quantitative Strategy, October 22, 2009;
Performance is annualised for first 3 data sets
High Beta Performance relative to the S&P500
Top 50 stocks measured on FCF yield/ Beta/ ROE relative
the average market
• 2009’s Beta rally was outsized
• A Value rally, as measured by High Free Cash Flow yield, has followed every Beta rally since 1986
Source: Bank of America Merrill Lynch US Quantitative Strategy, February 16, 2010
FCF Yield Beta                     ROE
Past performance is neither a guarantee nor a reliable indicator of future performance.
After Beta Rallies, Quality & Value Typically Outperform

22%
29%
59%
149%
0%
20%
40%
60%
80%
100%
120%
140%
160%
1/91 - 2/92 1/97 - 3/00 1/03 - 2/04 2/09 - 9/09

WESTWOOD

eA Large Cap Value Equity Universe
Time Period : 2003-2003
Returns
46
45
44
43
42
41
40
39
38
37
36
35
34
33
32
31
30
29
28
27
26
25
24
23
22
21
20
Westwood Management LargeCap Equity
Russell 1000 Value

Firm/Product	VT	RM		Rank
Westwood Management LargeCap Equity	SA	GF	24.82	89
Russell 1000 Value			30.03	52

2003 Calendar Year Performance
Westwood LargeCap lagged in the last low quality rally as well...

The disclosures provided are considered an integral part of this presentation.
Past performance is not a guarantee of future returns. Performance provided is gross of management fees. Please see appendix for full performance disclosures.

WESTWOOD®

eA Large Cap Value Equity Universe
Benchmark: Russell 1000 Value, Citigroup 3-Month T-Bill
Five Years Ending December-31-2007
Percentile Rank
0%
25%
Median
75%
100%
Returns
Info Ratio
Alpha
Sharpe
Westwood Management LargeCap Equity
Russell 1000 Value

Firm/Product	VT	RM	Returns	Rank	Info Ratio	Rank	Alpha	Rank	Sharpe	Rank
Westwood Management LargeCap Equity	SA	GF	17.52	13	0.64	19	6.54	5	1.66	3
Russell 1000 Value			14.63	51		---	0.00	61	1.04	53

LargeCap Value Portfolio Statistics
Five Years ended December 31, 2007
But, in the five year period starting in 2003, Westwood outperformed substantially as the recovery matured and risk appetites fell.

Past performance is not a guarantee of future returns. Performance provided is gross of management fees. Please see appendix for full performance disclosures.
The disclosures provided are considered an integral part of this presentation.

Growth Opportunities

Growth Opportunities
• Significant capacity remains in seasoned products
• Subadvisory mandates
o
Access to broad distribution infrastructure & global market access
o
Support partner distribution network vs. building proprietary distribution network
• WHG Funds
o
Three-year track record achieved in all five funds
o
Organic growth has been strong
o
Asset acquisition opportunities
• Westwood Trust
o
Product development and asset gathering platform
o
Leverage referral sources
o
Expand private wealth platform in new markets
• Collective Funds
o
Increasingly popular choice for large defined contribution plan sponsors
o
Select audience, high minimums
• Sovereign Wealth Funds
o
Significant global opportunity; proactive targeted focus

Corporate Development Opportunities
We will seek to augment organic growth by pursuing strategic opportunities
• Mutual fund asset acquisition opportunities
o
Philadelphia Fund acquisition added $52 million in assets to WHG LargeCap Value fund in
Q4 2009
o
Incrementally profitable – minimal ongoing costs
o
Benefits fund shareholders via expense ratio reduction opportunities
• Private wealth
o
Expand private wealth platform in new markets
o
Acquire relationship managers and asset gatherers
• Acquire additional products and research capabilities

Significant Product Capacity Remains

Seasoned Products
(>3 year track record &
>$100 Million in assets)
Assets Under
Management
As of 3/31/10
Estimated
Maximum Capacity
AUM
Asset Growth
Potential
Product
Inception
LargeCap Value $5.5 billion $25 billion $19.5 billion 1987
SMidCap Value $2.8 billion $3 billion $200 million 1997
SmallCap Value $260 million $1.5 billion $1.2 billion 2004
AllCap Value $170 million $10 billion $9.8 billion 2002
Income Opportunity $310 million $2 billion $1.7 billion 2003
MLP $190 million $1.5 billion $1.3 billion 2003
Total Seasoned $9.2 billion $43 billion $34 billion
Unseasoned (R&D) Products
(<3 year track record &
<$100 Million in assets)
MidCap Value $22 million $15 billion $15 billion 2007
LargeCap Enhanced 130/30 $10 million $10 billion $10 billion 2007
Global Strategic Diversification $16 million $2 billion $2 billion 2010
Total Unseasoned $48 million $27 billion $27 billion
Total Seasoned & Unseasoned $9.3 billion $70 billion $61 billion
Legacy Products
Balanced / Fixed Income / REIT $528 million N/A N/A 1987 / 1985 / 1995
Note: Table reflects Westwood Management AUM as of 3/31/10 (including Westwood Trust commingled funds); excludes approximately $800 million in
Westwood Trust separately managed accounts, agency assets and subadvised commingled funds

Seasoned Products & Capacity Available
Estimated Capacity – as of March 31, 2010 ($ millions)

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
LargeCap
Value
SMidCap
Value
SmallCap
Value
AllCap Value Income
Opportunity
MLP
22%
94%
17%
2%
15%
12%
$25,000 $3,000 $1,500 $10,000 $2,000 $1,500
Current  AUM Remaining Capacity

Subadvisory

Subadvisory opportunities – attractive means for enhanced distribution of scalable products
• Access to established distribution channels
• Generally lower average fee, but high profitability due to low incremental costs
• Current Westwood Subadvisory mandates
• UBS Pace
• Wilmington Trust Co.
• Principal Financial
• State Farm
• Goodman Institutional Investors
• RBC Asset Management
• Phoenix Insurance Company
• Pictet Funds
• Delaware Investments – Optimum Funds
• Timothy Plan
• Callan Diversified Alpha
• GAMCO Westwood Funds
• Westwood Trust

WESTWOOD®

Subadvisory Assets (Q1 2008 - Q1 2010)
$2,500
$2,000
$1,500
$1,000
$500
$0
Subadvisory AUM ($ millions)
14
12
10
8
6
4
2
0
Subadvisory Relationships
38% CAGR
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
Subadvisory AUM
Relationships

Growth in Subadvisory Assets Page 14 Note: does not include Westwood Trust or GAMCO Westwood Funds assets We have added 8 relationships and $895 million in Subadvisory assets since Q1 2008

Pictet & Cie
•
One of Europe’s oldest (founded in 1805) and largest ($383 B AUM) private banks
•
Selected Westwood to manage their first U.S. Value fund
•
10-city European Marketing Tour with Pictet in Spring 2010
Cities Visited: Lugano, Milan, Paris, Zurich, Geneva, Lisbon, Madrid,
Luxembourg, Frankfurt, London
•
Unique opportunity to introduce Westwood to significant new markets
•
Near-term asset expectations are modest – current AUM of $167 million
•
Longer-term opportunity is substantial

WESTWOOD®

	★★★★★
	★★★★
	★★★★
	★★★★
	★★★

$800
$700
$600
$500
$400
$300
$200
$100
$0
30.0%
15.0%
0.0%
-15.0%
-30.0%
-45.0%
WHG Funds Assets ($ millions)
S&P 500 indexed to 0 at 12/31/05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
WHG Funds Assets
S&P 500

WHG Funds

WHG SMidCap (WHGMX)
WHG Income Opportunity (WHGIX)
WHG LargeCap Value (WHGLX)
WHG Balanced (WHGBX)
WHG SmallCap Value (WHGSX)
WHG Funds
• Five funds advised by Westwood Management
• Strong asset growth – assets have grown to over $667 million from initial two fund launch in December 2005
• Targeted primarily to institutional and defined contribution markets
Morningstar Ratings
Source: Morningstar as of June 2, 2010
Growth in WHG Funds Assets
$667
-4.9%

WESTWOOD®

WHG Funds ($657 MM)
95.4%
4.6%
GAMCO Investors Inc. ($9 bn)
79.2%
20.8%
Waddell & Reed ($52 bn)
70.2%
29.8%
T. Rowe Price ($233 bn)
69.1%
30.9%
Janus ($91 bn)
66.2%
33.8%
Cohen & Steers ($6 bn)
62.9%
37.1%
Calamos Advisors ($19 bn)
52.7%
47.3%
Nuveen ($23 bn)
50.6%
49.4%
Franklin Resources ($297 bn)
50.1%
49.9%
Legg Mason ($93 bn)
49.8%
50.2%
Eaton Vance ($63 bn)
49.7%
50.3%
Federated ($44 bn)
45.7%
54.3%
Affiliated Managers Group ($30bn)
44.5%
55.5%
BlackRock ($463 bn)
43.2%
56.8%
INVESCO PLC ($54 bn)
41.3%
58.7%
AllianceBernstein ($52 bn)
33.5%
66.5%
Average ($1530 bn)
51.7%
48.3%
4 & 5 Star
1, 2, & 3 Star

Source: JPMorgan U.S. Asset Managers – North America Equity Research dated  April 14, 2010;  Strategic Insight.
              WHG Funds AUM as of 4/30/10
WHG Funds – Morningstar Ratings
Proportion of Assets Rated Four or Five Star (Asset Weighted)

WESTWOOD®

William Blair & Company®

LAZARD

AXA INVESTMENT MANAGERS

martin currie

Westwood Trust
• Consistent asset growth
– 13% compound annual growth rate of assets over the last five years
• Enhanced Balanced
– Asset allocation model     9 asset classes managed by Westwood Management
4 asset classes managed by subadvisors
– Consultative approach
– Low cost, efficient solution
– Asset gathering platform
– Private Client – “Best Ideas”
• Subadvisors:

International Growth
High Yield
International Value
Domestic Growth
TM

Collective Funds
• Designed to accommodate large defined contribution plan sponsors
• Westwood launched a SMidCap collective fund in Q3 2008 for a Fortune 100 client
• Westwood has registered a LargeCap collective fund
• Barriers to entry higher due to cost and administrative complexity
• Less crowded market compared to mutual funds
• Cost and administrative complexity of changing managers or funds may result in longer duration client relationships

Sovereign Wealth Funds
23
25
88
80
137
210
240
300
326
390
15
18
32
108
125
200
250
330
371
350
470-740
500-875
Abu Dhabi Investment Authority
Saudi Arabian Monetary Authority
Norway Pension Fund-Global
Government of Singapore
Investment Corporation
Kuwait Investment Authority
China Investment Corporation
Russian Reserve Fund
Singapore Temasek Holdings
Russian Wealth Fund
Korea Investment Corporation
Khazanah National (Malaysia)
2008
2007
Estimated assets of major sovereign wealth funds, 2007 and 2008 ($ Billion)
SOURCE: Press releases; interviews; McKinsey Global Institute analysis

• One of the largest sources of global assets over the next five years
• Westwood is taking a proactive, targeted approach with this opportunity

Financial Highlights

Growth in Assets Under Management

Quarterly AUM Growth
• From Q1 2005 – Q1 2010, Westwood’s AUM has increased by 160%, or a compound annual growth rate of 21%
• Over this same period, the level of the S&P 500 index has declined by 1%
• From Q1 2005 – Q1 2010, net inflows of $5.0 billion
AUM Growth in a Challenging Environment

WESTWOOD®

Quarterly Fee Revenue - Q1 2005 - Q1 2010
(excluding performance-based fees)
Quarterly Asset-based Advisory & Trust Fees
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
S&P 500 index to 0 at 3/31/05
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Asset-based advisory and trust fees
S&P 500

Revenue Growth

Q1 2010 revenue was Westwood’s highest quarterly revenue excluding quarters with a performance fee
Note: Excludes performance fees of $3.0 million, $80,000 and $8.6 million in Q4 2007, Q2 2008 and Q4 2008, respectively

$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($ millions)
2005
2006
2007
2008
2009
YTD Q1 2010
Period-end cash & investments
Cash earnings

Cash Earnings & Growing Cash Balances
Liquid Cash & Investments as of March 31, 2010 are 105% higher than at year-end 2005
Note: 2007 and 2008 cash earnings include impact of performance fees of $3.0 million and $8.7 million, respectively; cash &
investments excludes shares of Teton Advisors, Inc.

WHG Quarterly Dividend History
(Excluding Special Dividends)
Quarterly Dividends Declared per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2002
2003
2004
2005
2006
2007
2008
2009
2010 YTD
Q1
Q2
Q3
Q4

WHG Quarterly Dividend History

• We seek to share excess cash with stockholders
• High GAAP payout ratio due to significant free cash flow generation
• 3.7% yield as of June 2, 2010 close at $1.32 annualized dividend rate

WESTWOOD®

350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
Total Return
1-Year Return
3-Year Return
5-Year Return

◆			
●

WHG Stock Performance vs. NYSE Listed Companies
as of 3/31/10
1-Year            Percentile 3-Year          Percentile 5-Year            Percentile
WHG (2.76)%                   96 78.00%                  4 145.56%                 6
Russell 2000 62.76%                   56 (11.50)%               49 17.95%                 50
Top Performer 338.0%
Bottom Performer -24.3%
Top Performer 63.2%
Bottom Performer -77.4%
Top Performer 157.0%
Bottom Performer -74.6%

Data excludes 5% tails - Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.

WESTWOOD®

DEMARCHE
ASSOCIATES, INC.

Robert F. Marchesi
Chairman

August 26, 2009

Brian O. Casey
President & CEO
WESTWOOD HOLDINGS GROUP INC
200 Crescent Court, Suite 1200
Dallas, TX 75201

Dear Mr. Casey,

I am happy to inform you that **WESTWOOD HOLDINGS GROUP INC** has been recognized as one of the **100 Best** companies in the United States by DeMarche Associates, Inc., one of the leading investment research firms in the nation.

Based on our research and analysis of each company's fundamentals, these 100 organizations are recognized as the **Best Companies** – categorized by industry – for achieving superior performance within the top 3 percent of all major U.S. corporations. Our metrics recognize the key drivers of stock price. Our "Best 100", as a portfolio, typically outperform the overall stock market. This status also recognizes the highly successful management of growth and risk factors to attain consistency in fundamental shareholder value. More information is available on our Web site, **www.demarche.com**.

Some past winners have elected to announce their award on their Web site and link to a complete list of winners on DeMarche's Web site. This letter will serve as permission to do so if you like. A DeMarche logo is also available upon request.

Again, we congratulate you on being one of the **100 Best** companies in the United States. We are sending notification to relevant publications in your area in the next week. If you have any questions, or would like the complete list of this year's winners, visit us online at **www.demarche.com** or contact me at (913) 384-4994.

Regards,

DeMarche 100 Best Companies in the United States
DeMarche Associates Names
Westwood Holdings Group, Inc.
Among “100 Best” Companies
August 26, 2009
Westwood Holdings Group, Inc. has been
named one of the “100 Best Companies in the
United States” by DeMarche Associates, Inc., a
leading U.S. investment research firm. The
award is based on DeMarche’s proprietary
research and fundamental analysis of more
than 3,000 U.S. corporations in terms of
managing growth and risk factors while
maintaining shareholder value.

Summary

Summary of Strategic Priorities
Ongoing Priorities
•
Serve clients attentively
•
Generate competitive investment performance
•
Service consultant relationships
•
Leverage referral sources at Westwood Trust
•
Increase visibility of WHG stock
Near Term Priorities
•
Match manufacturing capability with distribution partners through Sub-Advisory opportunities
•
Expand awareness of WHG Funds with Private Wealth Advisory firms and Defined Contribution
Consultants
•
Cultivate new “R&D” products
•
Develop collective fund offerings across multiple products to serve the large defined contribution plan market
•
Pursue opportunities with sovereign wealth funds
•
Corporate development opportunities

www.westwoodgroup.com 200 Crescent Court Suite 1200 Dallas, Texas 75201 T. 214.756.6900

Disclosures

Cash Earnings Reconciliation
Cash Earnings Reconciliation
($ thousands)
2005 2006 2007 2008 2009 Q1 2010
GAAP net income 3,636 $      4,508 $      7,944 $      10,543 $    7,895 $      2,933 $
Add: Restricted stock expense 2,114         4,500         5,316         6,735         7,666         1,891
Add: Stock option expense 250            126            -            -            -            -
Add: Intangible amortization -            -            -            -            13              26
Add: Deferred taxes on goodwill -            -            -            -            5                9
Less: Cumulative effect of change in
accounting principle -            (39)            -            -            -            -
Non-GAAP cash earnings 6,000 $      9,095 $      13,260 $    17,278 $    15,579 $    4,859 $

WESTWOOD®

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

LargeCap Value Disclosure Information
Year
Gross-
of-Fees
Return
Net-of-
Fees
Return
Russell
1000
Value S&P 500
Number
of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total
Firm
Assets
1Q10 6.5% 6.4% 6.8% 5.4% 44 0.2 $4,742.0 48.3% 0.0% $9,813.9
2009 14.5% 14.2% 19.7% 26.5% 46 0.5 $4,375.5 46.9% 0.0% $9,322.6
2008 -32.4% -32.7% -36.9% -37.0% 36 0.3 $3,142.0 48.1% 0.0% $6,538.0
2007 13.3% 12.9% -0.2% 5.5% 34 0.3 $2,921.7 41.1% 0.0% $7,113.2
2006 19.9% 19.5% 22.3% 15.8% 32 0.1 $2,368.8 43.4% 0.0% $5,455.9
2005 15.8% 15.3% 7.1% 4.9% 32 0.3 $2,656.2 57.7% 0.0% $4,606.5
2004 14.2% 13.7% 16.5% 10.9% 39 0.3 $2,572.6 67.7% 0.0% $3,797.6
2003 24.8% 24.3% 30.0% 28.7% 42 0.5 $2,341.3 61.4% 0.0% $3,815.3
2002 -15.7% -16.1% -15.5% -22.1% 38 0.5 $1,822.5 45.4% 0.0% $4,014.6
2001 -8.2% -8.6% -5.6% -11.9% 35 0.4 $1,880.7 46.8% 0.0% $4,022.9
2000 13.5% 13.0%
7.0% -9.2%
33 0.6 $1,637.3 46.1% 0.0% $3,551.7
The standard fee schedule for LargeCap Equity is 0.75% on the first $25 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global InvestmentPerformance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2008.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The LargeCap Value Composite has been examined for the periods January 1, 1995 through December
31, 2008. The verification and performance examination reports are available upon request.
The LargeCap composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts invested primarily in equity securities with market capitalizations above $7.5 billion and having comparable objectives.
The minimum portfolio size for inclusion in the LargeCap Composite is $5 million beginning 1/1/06.
PERFORMANCE RESULTS:  LARGECAP EQUITY COMPOSITE
January 1, 1999 through March 31, 2010
Reporting Currency: USD Creation Date: January 1994
LARGECAP EQUITY LARGECAP EQUITY
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
S&P
500
Gross of
Fees
Net of
Fees
S&P
500
ANNUALIZED RETURNS CALENDAR YEAR RETURNS
1 Year 42.2%
41.8%
53.6%
49.8%
2009 14.5%
14.2%
19.7%
26.5%
2 Years -5.7% -6.1
%
-6.0
%
-3.7
%
2008 -32.4% -32.7
%
-36.9
%
-37.0
%
3 Years -3.0% -3.3
%
-7.3
%
-4.2
%
2007 13.3% 12.9
%
-0.2
%
5.5
%
4 Years 1.2%
0.9%
-1.8%
-0.4%
2006 19.9%
19.5%
22.3%
15.8%
5 Years 4.7% 4.3
%
1.1
%
1.9
%
2005 15.8% 15.3
%
7.1
%
4.9
%
6 Years 6.5% 6.1
%
3.0
%
2.7
%
2004 14.2% 13.7
%
16.5
%
10.9
%
7 Years 9.9% 9.5
%
7.7
%
6.8
%
2003 24.8% 24.3
%
30.0
%
28.7
%
8 Years 5.3%
4.9%
3.3%
2.2%
2002 -15.7%
-16.1%
-15.5%
-22.1%
9 Years 4.5% 4.1
%
3.4
%
2.0
%
2001 -8.2% -8.7
%
-5.6
%
-11.9
%
10 Years 4.5% 4.1
%
3.1
%
-0.7
%
2000 13.5% 13.1
%
7.0
%
-9.1
%
11 Years 5.6% 5.2
%
3.4
%
0.9
%
1999 13.8% 13.3
%
7.4
%
21.0
%
12 Years 6.0%
5.5%
3.5%
2.3%
1998 21.5%
20.6%
15.6%
28.6%
13 Years 8.6% 8.1
%
6.4
%
5.2
%
1997 33.6% 32.7
%
35.2
%
33.4
%
14 Years 9.4% 8.9
%
7.2
%
6.2
%
1996 27.8% 26.9
%
21.6
%
23.0
%
15 Years 11.4%
10.8%
8.7%
7.8%
1995 40.5%
39.3%
38.4%
37.6%
16 Years 11.4%
10.8%
8.9%
8.2%
1994 4.2% 3.5%
-2.0%
1.3%
17 Years 11.6% 10.9
%
8.6
%
7.8
%
1993 19.2% 18.5
%
18.1
%
10.1
%
18 Years 11.6% 11.0
%
9.4
%
8.2
%
1992 9.0% 8.3
%
13.8
%
7.6
%
19 Years 11.6%
10.9%
9.5%
8.4%
1991 24.7%
23.9%
24.6%
30.5%
20 Years 11.3%
10.6%
9.4%
8.7%
1990 -9.2%
-10.0%
-8.1%
-3.1%
21 Years 11.6% 11.0
%
9.5
%
9.1
%
1989 32.5% 31.7
%
25.2
%
31.7
%
22 Years 11.8% 11.2
%
10.0
%
9.5
%
1988 16.6% 15.7
%
23.2
%
16.6
%
23 Years 11.1%
10.4%
9.3%
8.7%
1987 7.8% 6.9%
0.5%
5.3%
Since Inception
(1/1/87) 11.9% 11.2
%
9.9
%
9.5
%
1986 21.5% 20.5
%
20.7
%
22.7
%
Russell 1000
Value
Russell
1000 Value
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.

WESTWOOD®

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.
The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

* Closed to new institutional separate account investors.

SMidCap Value Disclosure Information*
SMIDCAP EQUITY
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Russell
2500
Russell
2500
Value
ANNUALIZED RETURNS
1 Year 57.3% 56.5% 65.7% 67.2%
2 Years 6.0% 5.4% 1.2% 1.3%
3 Years 3.2% 2.6% -3.2% -5.1%
4 Years 7.6% 7.0% -0.4% -1.0%
5 Years 11.1% 10.6% 4.1% 3.1%
6 Years 13.9% 13.3% 4.7% 4.6%
7 Years 17.7% 17.1% 11.3% 11.3%
8 Years 13.7% 13.2% 6.1% 6.6%
9 Years 13.4% 12.9% 7.1% 8.2%
10 Years 11.1% 10.6% 4.8% 8.7%
11 Years 13.6% 13.2% 7.9% 9.3%
12 Years 11.9% 11.5% 5.9% 6.7%
Since Inception
(7/1/97) 13.8% 13.3% 7.3% 8.3%
CALENDAR YEARS
2009 35.0% 34.3% 34.4% 27.7%
2008 -26.4% -26.7% -36.8% -32.0%
2007 12.3% 11.7% 1.4% -7.3%
2006 22.2% 21.6% 16.2% 20.2%
2005 20.8% 20.5% 8.1% 7.7%
2004 28.1% 27.6% 18.3% 21.6%
2003 34.1% 33.6% 45.5% 44.9%
2002 1.2% 0.7% -17.8% -9.9%
2001 -10.8% -11.1% 1.2% 9.7%
2000 7.4% 7.0% 4.3% 20.8%
1999 30.1% 29.7% 24.2% 1.5%
1998 13.7% 13.0% 0.4% -1.9%
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.
Year
Gross of
Fees
Return
Net of
Fees
Return
Russell
2500
Russell
2500 Value
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total
Firm
Assets
1Q10 7.4% 7.3% 9.2% 9.6% 20 0.1 $1,628.3 16.6% 0.0% $9,813.9
2009 35.0% 34.3% 34.4% 27.7% 21 0.5 $1,559.7 16.7% 0.0% $9,322.6
2008 -26.4% -26.7% -36.8% -32.0% 16 0.2 $917.4 14.0% 0.0% $6,538.0
2007 12.3% 11.7% 1.4% -7.3% 14 0.3 $1,091.2 15.3% 0.0% $7,113.2
2006 22.2% 21.6% 16.2% 20.2% 9 0.2 $784.5 14.4% 0.0% $5,455.9
2005 20.8% 20.5% 8.1% 7.7% 4 0.1 $554.9 12.0% 0.0% $4,606.5
2004 28.1% 27.6% 18.3% 21.6% 2 0.1 $77.9 2.1% 0.0% $3,797.6
2003 34.1% 33.6% 45.5% 44.9% 2 0.3 $50.5 1.3% 0.0% $3,815.3
2002 1.2% 0.7% -17.8% -9.9% 2 0.1 $32.7 0.8% 0.0% $4,014.6
2001 -10.8% -11.1% 1.2% 9.7% 2 1.4 $31.8 0.8% 0.0% $4,022.9
2000 7.4% 7.0% 4.3% 20.8% 2 0.2 $35.9 1.0% 0.0% $3,551.7
PERFORMANCE RESULTS: SMIDCAP COMPOSITE
January 1, 1998 through March 31, 2010
Reporting Currency: USD Creation Date: July 1997
The SMidCap Composite consists of tax-exempt and taxable, fee-paying fully discretionary accounts invested primarily in equity securities with market capitalizations between $500 million and $8.0 billion and having comparable objectives.
The minimum portfolio size for inclusion in the SMidCap Composite is $5 million beginning 1/1/06.
The standard fee schedule for the SMidCap product is 0.85% on the first $25 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global InvestmentPerformance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2008.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The SmidCap Composite has been examined for the periods January 1, 1995 through December 31, 2008.
The verification and performance examination reports are available upon request.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

SmallCap Value Disclosure Information
Year
Gross
of Fees
Return
Net of
Fees
Return
Russell
2000 Value
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total Firm
Assets
1Q10 7.9% 7.7% 10.0% 10 0.2 $242.8 2.5% 0.0% $9,813.9
2009 21.4% 20.6% 20.6% 11 0.3 $242.2 2.6% 0.0% $9,322.6
2008 -31.0% -31.4% -28.9% 9 0.4 $177.2 2.7% 0.0% $6,538.0
2007 3.6% 3.2% -9.8% 5 0.9 $134.5 1.9% 0.0% $7,113.2
2006 24.1% 23.7% 23.5% 4 0.2 $125.7 2.3% 0.0% $5,455.9
2005 10.5% 10.1% 4.7% 3 0.5 $38.0 0.8% 0.0% $4,606.5
2004
28.4% 28.1% 22.3% 3 0.3 $37.7 1.0% 0.0% $3,797.6
The standard fee schedule for the SmallCap Value product is 1.00% on the first $10 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global InvestmentPerformance Standards (GIPS®) and has
prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2008.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The SmallCap Value Composite has been examined for the periods
January 1, 1995 through December 31, 2008. The verification and performance examination reports are available upon request.
The minimum portfolio size for inclusion in the SmallCap Value Composite is $5 million beginning 1/1/06.
The SmallCap Value composite consists of taxable and tax-exempt, fee-paying fully discretionary accounts whose main objective is to invest primarily in equity securities with market capitalizations between $100 million and $2.5 billion and having comparable objectives.
PERFORMANCE RESULTS: SMALLCAP VALUE COMPOSITE
January 1, 2004 through March 31, 2010
Reporting Currency: USD Creation Date: January 2004
SMALLCAP VALUE
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Russell
2000 Value
ANNUALIZED RETURNS
1 Year 51.3% 50.3% 65.1%
2 Years -1.7% -2.3% 0.4%
3 Years -3.9% -4.4% -5.7%
4 Years 0.4% -0.1% -1.9%
5 Years 5.5% 5.0% 2.8%
6 Years 7.9% 7.4% 3.9%
Since Inception
(1/1/04) 8.3% 7.9% 4.9%
CALENDAR YEARS
2009 21.4% 20.6% 20.6%
2008 -31.0% -31.4% -28.9%
2007 3.6% 3.2% -9.8%
2006 24.1% 23.7% 23.5%
2005 10.5% 10.1% 4.7%
2004 28.4% 28.1% 22.3%
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.

WESTWOOD®

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

AllCap Value Disclosure Information
ALLCAP VALUE
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees Russell 3000 Value
ANNUALIZED RETURNS
1 Year 44.3% 43.6% 54.5%
2 Years -4.2% -4.8% -5.5%
3 Years -3.7% -4.3% -7.2%
4 Years 1.0% 0.5% -1.8%
5 Years 4.6% 4.1% 1.2%
6 Years 7.2% 6.8% 3.0%
7 Years 10.9% 10.5% 7.9%
Since Inception
(7/1/02) 7.4% 7.0% 4.7%
CALENDAR YEARS
2009 20.8% 20.2% 19.8%
2008 -34.4% -34.9% -36.3%
2007 11.5% 11.0% -1.0%
2006 20.0% 19.5% 22.3%
2005 16.0% 15.7% 6.9%
2004 19.5% 19.3% 16.9%
2003 28.6% 28.4% 31.1%
2002¹
-12.9% -13.0% -11.7%
1.
Inception Date: 7/1/02
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.
Year
Gross
of Fees
Return
Net of
Fees
Return
Russell
3000 Value
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Total Firm
Assets
1Q10 5.7% 5.5% 7.1% 4 0.15 $93.7 1.0% $9,813.9
2009 20.8% 20.2% 19.8% 4 0.00 $90.1 1.0% $9,322.6
2008 -34.4% -34.9% -36.3% 1 0.00 $16.8 0.3% $6,538.0
2007 11.5% 11.0% -1.0% 3 0.00 $39.0 0.5% $7,113.2
2006 20.0% 19.5% 22.3% 1 0.00 $18.5 0.3% $5,455.9
2005 16.0% 15.7% 6.9% 1 0.00 $12.5 0.3% $4,606.5
2004 19.5% 19.3% 16.9% 1 0.00 $2.5 0.1% $3,797.6
2003 28.6% 28.4% 31.1% 1 0.00 $96.8 2.5% $3,815.3
2002 1
-12.9% -13.0% -11.7% 1 0.00 $63.3 1.6% $4,014.6
1. Inception Date 7/1/02
The standard AllCap Value fee schedule is 0.80% on the first $10 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global Investment Performance Standards (GIPS®)
and has prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2008.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the
GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The AllCap Value Composite has been examined for the periods January 1, 1995 through December 31, 2008. The verification and performance examination reports are available upon request.
The AllCap Value Composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts generally invested in equity securities  with market capitalizations greater than $100 million at time of purchase and having comparable objectives.
The minimum portfolio size for inclusion in the AllCap Value Composite is $5 million beginning 1/1/06.
PERFORMANCE RESULTS: ALLCAP VALUE COMPOSITE
July 1, 2002 through March 31, 2010
Reporting Currency: USD Creation Date: July 2002

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

Income Opportunity Disclosure Information
INCOME OPPORTUNITY
COMPOSITE RETURNS
Gross
of Fees
Net of
Fees
ANNUALIZED RETURNS
1 Year 24.2% 23.5% 49.8% 106.7% 0.1% -6.3% 32.3%
2 Years 4.4% 3.9% -3.7% -7.0% 0.6% 1.8% 0.1%
3 Years 2.2% 1.7% -4.2% -10.6% 1.8% 5.8% -0.3%
4 Years 4.9% 4.3% -0.4% -3.4% 2.6% 5.8% 2.4%
5 Years 6.1% 5.6% 1.9% 3.8% 2.8% 4.7% 4.4%
6 Years 7.0% 6.5% 2.7% 4.7% 2.6% 3.7% 4.5%
7 Years 10.0% 9.5% 6.8% 10.5% 2.3% 3.9% 6.8%
Since Inception (1/1/03) 9.5% 9.0% 6.1% 10.2% 2.3% 3.9% 6.5%
2009 13.9% 13.3% 26.5% 28.0% 0.2% -9.9% 12.0%
2008 -6.7% -7.1% -37.0% -37.7% 1.8% 20.3% -14.6%
2007 0.8% -0.8% 5.5% -15.7% 4.7% 9.8% 0.0%
2006 14.1% 13.5% 15.8% 35.1% 4.8% 1.4% 13.7%
2005 5.7% 5.4% 4.9% 12.2% 3.0% 2.0% 5.7%
2004 16.8% 16.3% 10.9% 31.6% 1.2% 4.9% 12.0%
2003 23.5% 23.2% 28.7% 37.1% 1.1% 1.3% 16.3%
1
. 25%S&P500/25%Nareit Equity/25%Treasury Bill/25%10-Yr. Treasury Note
Benchmark¹
S&P 500 Nareit 3 Mo T-Bill
10 Yr Treas
Note
Year
Gross
of Fees
Return
Net of
Fees
Return
S&P
500 Nareit
3 Mo
T-Bill
10 Yr
Treas
Note
Benchmark 1
Number of
Portfolios Dispersion
Total
Assets at
End of
Period
Percentage
of Firm
Assets
Total
Firm
Assets
1Q10 3.6% 3.5% 5.4% 10.0% 0.0% 1.1% 4.2% 3 0.3 $216.6 2.2% $9,813.9
2009 13.9% 13.3% 26.5% 28.0% 0.2% -9.9% 12.0% 3 1.3 $203.5 2.2% $9,322.6
2008 -6.7% -7.1% -37.0% -37.7% 1.8% 20.3% -14.6% 3 4.3 $144.1 2.2% $6,538.0
2007 0.8% 0.2% 5.5% -15.7% 4.7% 9.8% 1.0% 3 1.1 $190.6 2.7% $7,113.2
2006 14.1% 13.5% 15.8% 35.1% 4.8% 1.4% 13.7% 5 0.2 $235.0 4.3% $5,455.9
2005 5.7% 5.4% 4.9% 12.2% 3.0% 2.0% 5.7% 20 0.3 $119.6 2.6% $4,606.5
2004 16.8% 16.3% 10.9% 31.6% 1.2% 4.9% 12.0% 2 0.3 $32.7 0.9% $3,797.6
2003 23.5% 23.2% 28.7% 37.1% 1.1% 1.3% 16.3% 2 0.2 $18.9 0.5% $3,815.3
1. 25%S&P500/25%Nareit Equity/25%Treasury Bill/25%10-Yr. Treasury Note
The benchmark: 25% S&P 500/ 25% Nareit/ 25% 3 month T-Bill/ 25% 10 Yr T-Note Index rebalanced monthly.
In January 2005, the name of this composite was changed from theDynamic Income Composite to the Income Opportunity Composite.
The standard fee schedule for the Income Opportunity product is 0.80% on the first $10 million, negotiable thereafter.
Westwood discontinued the use of the 45% S&P 500 and 55% LBG/C Intermediate benchmark on 1/1/05. The benchmark was no longer representative of the characteristics of the Composite.
The minimum portfolio size for inclusion in the Income Opportunity Composite is $5 million beginning 1/1/06.
The Income Opportunity composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts whose main objective is to invest in securities with the intent of producing income for the portfolio.
PERFORMANCE RESULTS: INCOME OPPORTUNITY
January 1, 2003 through March 31, 2010
Reporting Currency: USD Creation Date: January 2003
Verificationassesses whether (1) the firm hascomplied withall thecompositeconstruction requirements of the GIPSstandards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Income Opportunity Composite has been examined for the periods January 1, 1995 through December 31,
2008. The verification and performance examination reports are available upon request.
Westwood Management Corp. claims compliance with the Global InvestmentPerformanceStandards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards.Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2008.
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.

WESTWOOD®

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.
The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

Fixed Income Disclosure Information
FIXED INCOME FIXED INCOME
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Gross of
Fees
Net of
Fees
ANNUALIZED RETURNS CALENDAR YEARS
1 Year 6.5% 6.2% 7.5% 2009 5.3% 5.0% 4.5%
2 Years 6.1% 5.9% 4.6% 2008 8.3% 8.0% 5.7%
3 Years 7.0% 6.7% 5.8% 2007 7.3% 7.1% 7.2%
4 Years 6.7% 6.5% 6.0% 2006 4.1% 3.8% 3.8%
5 Years 5.9% 5.6% 5.2% 2005 2.9% 2.6% 2.4%
6 Years 5.0% 4.8% 4.4% 2004 3.8% 3.5% 4.2%
7 Years 4.9% 4.7% 4.6% 2003 2.8% 2.5% 4.7%
8 Years 5.9% 5.6% 5.7% 2002 10.9% 10.6% 11.0%
9 Years 5.8% 5.5% 5.6% 2001 8.3% 7.8% 8.5%
10 Years 6.4% 6.1% 6.2% 2000 12.6% 12.1% 11.9%
11 Years 6.0% 5.7% 5.8% 1999 -1.0% -1.5% -2.2%
12 Years 6.1% 5.8% 5.9% 1998 8.9% 8.3% 9.5%
13 Years 6.6% 6.2% 6.4% 1997 9.8% 9.4% 9.8%
14 Years 6.4% 6.0% 6.2% 1996 2.8% 2.3% 2.9%
15 Years 6.7% 6.3% 6.5% 1995 17.6% 17.3% 19.2%
16 Years 6.5% 6.1% 6.4% 1994 -3.5% -3.9% -3.5%
17 Years 6.3% 6.0% 6.2% 1993 12.7% 12.2% 11.0%
18 Years 6.8% 6.5% 6.6% 1992 8.4% 8.0% 7.6%
19 Years 7.2% 6.8% 6.9% 1991 18.1% 17.6% 16.1%
20 Years 7.4% 7.0% 7.1% 1990 9.2% 8.7% 8.3%
21 Years 7.5% 7.1% 7.4% 1989 12.1% 11.5% 14.2%
22 Years 7.5% 7.1% 7.3% 1988 9.3% 8.8% 7.6%
23 Years 7.5% 7.1% 7.1% 1987 6.4% 5.9% 2.3%
24 Years 7.7% 7.3% 7.2% 1986 12.9% 12.3% 15.6%
25 Years 8.3% 7.9% 8.0% 1985 22.8% 22.3% 21.3%
Since Inception
(1/1/85)
8.3% 7.9% 8.0%
BCGC BCGC
Year
Gross
of Fees
Return
Net of
Fees
Return BCGC
Number
of
Portfolios Dispersion
Percentage
of Carve-
Outs
Total Assets
at End of
Period
Percentage
of Firm
Assets
Total
Firm
Assets
1Q10 1.4% 1.4% 1.6% 3 0.0 0.0% $99.2 1.0% $9,813.9
2009 5.3% 5.0% 4.5% 6 0.4 17.5% $117.2 1.3% $9,322.6
2008 8.3% 8.0% 5.7% 6 0.4 16.6% $110.9 1.7% $6,538.0
2007 7.3% 7.1% 7.2% 7 0.2 23.9% $151.8 2.1% $7,113.2
2006 4.1% 3.8% 3.8% 7 0.1 26.7% $128.5 2.4% $5,455.9
2005 2.9% 2.6% 2.4% 7 0.2 26.4% $86.8 1.9% $4,606.5
2004 3.8% 3.5% 4.2% 7 0.2 33.1% $74.0 1.9% $3,797.6
2003 2.8% 2.5% 4.7% 10 0.2 31.6% $78.3 2.1% $3,815.3
2002 10.9% 10.6% 11.0% 13 0.2 30.6% $105.7 2.6% $4,014.6
2001 8.3% 7.8% 8.5% 12 0.1 34.1% $97.4 2.4% $4,022.9
2000 12.6% 12.1% 11.9% 12 0.2 37.1% $93.2 2.6% $3,551.7
PERFORMANCE RESULTS: FIXED INCOME COMPOSITE
January 1, 1999 through March 31, 2010
Reporting Currency: USD Creation Date: January 1994
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.
A composite of taxable and tax-exempt, fee-paying fully discretionary accounts that typically invests in investment grade fixed income securities with duration of 4.5 to 6.5 years and having comparable objectives.
The minimum portfolio size for inclusion in the Fixed Composite is $5 million beginning 1/1/06.
Westwood ulitizes the beginning of period cash allocation method for all carve-out returns. Carve-Out returns were no longer utilized beginning January 1, 2010.
The standard fee schedule for the Fixed Income product is 0.40% on the first $10 million, negotiable thereafter.
Westwood Management Corp. claims compliance with the Global Investment Performance Standards (GIPS®)
and has prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2008.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the
GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Fixed Income Composite has been examined for the periods January 1, 1995 through December 31, 2008. The verification and performance examination reports are available upon request.

WESTWOOD®

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

Balanced Disclosure Information
Year
Gross of
Fees
Return
Net of
Fees
Return
60% S&P
500/40%
BCG/C
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Total Firm
Assets
1Q10 4.3% 4.1% 3.9% 2 0.0 $32.5 0.3% $9,813.9
2009 11.2% 10.7% 17.7% 2 0.1 $31.2 0.3% $9,322.6
2008 -18.5% -19.0% -21.9% 2 0.1 $28.9 0.4% $6,538.0
2007 10.8% 10.1% 6.3% 3 0.2 $65.0 0.9% $7,113.2
2006 13.4% 12.7% 10.9% 3 0.2 $57.6 1.1% $5,455.9
2005 10.9% 10.2% 4.0% 3 0.2 $49.5 1.1% $4,606.5
2004 9.4% 8.8% 8.2% 4 0.1 $73.5 1.9% $3,797.6
2003 16.1% 15.3% 18.8% 3 0.2 $48.5 1.3% $3,815.3
2002 -4.8% -5.4% -9.5% 5 0.5 $87.0 2.2% $4,014.6
2001 -1.1% -1.7% -3.7% 6 0.3 $164.1 4.1% $4,022.9
2000 13.3% 12.4% -1.0% 5 0.2 $100.8 2.8% $3,551.7
The benchmark: 60% S&P 500/ 40% BCGC Index rebalanced monthly.
The standard fee schedule for the Balanced product is 0.625% on the first $25 million, negotiable thereafter.
PERFORMANCE RESULTS:  BALANCED COMPOSITE
January 1, 1999 through March 31, 2010
Westwood Management Corp. claims compliance with the Global InvestmentPerformance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Westwood Management has been independently verified for the periods January 1, 1995 through December 31, 2008.
Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Balanced Composite has been examined for the periods January 1, 1995 through December 31,
2008. The verification and performance examination reports are available upon request.
A composite of taxable and tax-exempt, fee-paying fully discretionary accounts invested in LargeCap Equity and investment grade fixed income securities and having comparable objectives The typical allocation for the composite is
60% equity and 40% fixed income.
The minimum portfolio size for inclusion in the Balanced Composite is $5 million beginning 1/1/06.
Creation Date: January 1994 Reporting Currency: USD
BALANCED BALANCED
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
60% S&P500 /
40% BCG/C
Gross of
Fees
Net of
Fees
60% S&P500 /
40% BCG/C
ANNUALIZED RETURNS CALENDAR YEARS
1 Year 27.1% 26.5% 31.6% 2009 11.2% 10.7% 17.7%
2 Years -1.3% -1.8% 0.2% 2008 -18.5% -19.0% -21.9%
3 Years 0.9% 0.4% 0.2% 2007 10.8% 10.1% 6.3%
4 Years 3.4% 2.8% 2.5% 2006 13.4% 12.7% 10.9%
5 Years 5.3% 4.7% 3.5% 2005 10.9% 10.2% 4.0%
6 Years 5.9% 5.3% 3.7% 2004 9.4% 8.8% 8.3%
7 Years 8.0% 7.4% 6.2% 2003 16.1% 15.3% 18.8%
8 Years 5.7% 5.1% 3.9% 2002 -4.8% -5.4% -9.5%
9 Years 5.3% 4.7% 3.8% 2001 -1.1% -1.7% -3.7%
10 Years 5.6% 5.0% 2.4% 2000 13.3% 12.4% -0.9%
11 Years 6.1% 5.4% 3.2% 1999 7.6% 7.0% 11.4%
12 Years 6.1% 5.5% 4.1% 1998 14.0% 13.2% 21.4%
13 Years 7.8% 7.2% 6.1% 1997 23.6% 22.8% 23.7%
14 Years 8.3% 7.6% 6.6% 1996 17.5% 16.8% 14.7%
15 Years 9.5% 8.9% 7.6% 1995 30.5% 29.4% 30.0%
16 Years 9.4% 8.8% 7.8% 1994 0.3% -0.2% -0.6%
17 Years 9.4% 8.7% 7.5% 1993 15.7% 14.8% 10.5%
18 Years 9.6% 8.9% 7.9% 1992 8.0% 7.5% 7.7%
19 Years 9.8% 9.1% 8.1% 1991 23.2% 22.6% 24.8%
20 Years 9.9% 9.2% 8.4% 1990 1.1% 0.5% 1.6%
21 Years 10.1% 9.4% 8.7% 1989 24.7% 24.1% 24.6%
22 Years 10.3% 9.6% 8.9% 1988 15.9% 15.2% 13.0%
23 Years 9.9% 9.2% 8.4% 1987 8.0% 7.5% 5.5%
Since Inception 10.5% 9.8% 8.9%
Benchmark Data Source:  © 2010 Mellon Analytical Solutions, LLC.  All Rights Reserved.

Morningstar© Disclaimer
© 2010 Morningstar, Inc.  All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.  For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom
10% receive 1 star.  The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year Morningstar Ratings metric.  As of 4/30/2010, WHGMX was rated among 371 Mid Cap Blend funds in the last three years and received a Morningstar Rating of 5 stars; WHGLX was rated among 1802 Large Cap Blend funds in the last three years and received a Morningstar Rating of 4 stars; WHGIX was rated among 536 Conservative Allocation funds in the last three years and received a Morningstar Rating of 4 stars; and WHGBX was rated among 957 Moderate Allocation funds in the last three years and received a Morningstar Rating of 4 stars.